SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 25, 2003

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

WaMu MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-5
(Exact name of Registrant as specified in its charter)

Delaware	333-57794-01	94-2528990
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 377-8555

ITEM 5.  OTHER EVENTS

     This Current Report on Form 8-K relates to the distribution report furnished to certificate holders in connection with the July 2003 distribution date and was not timely filed.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable

(b) Not applicable

(c)  Exhibits

Exhibit No.	Description

99.1	WAMU Mortgage Pass-Through Certificates, Series 2001-5 Monthly Distribution Report for July 2003

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
Date: March 25, 2004	By:	/s/ Richard Careaga Richard Careaga First Vice President and Counsel (Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	WAMU Mortgage Pass-Through Certificates, Series 2001-5 Monthly Distribution Report for July 2003